Exhibit 99.3

FORM OF IDR HOLDERS AGREEMENT

LEGACY RESERVES LP

IDR HOLDERS AGREEMENT

DATED AS OF [•], 2014

i

THIS IDR HOLDERS AGREEMENT dated as of [•], 2014 (as amended, modified, supplemented or restated from time to time, this “Agreement”), among LEGACY RESERVES GP, LLC, a Delaware limited liability company (the “General Partner”), LEGACY RESERVES LP, a Delaware limited partnership (the “Partnership”), and [WPX ENERGY, INC., a Delaware corporation] (“WPX”), and any other Persons signatory hereto from time to time (together with WPX, the “Unitholders”).

WHEREAS, WPX and the Partnership have entered into the Purchase Agreement (as defined below) pursuant to which a subsidiary of the Partnership will purchase certain working and net revenue interests in oil and natural gas properties in the Piceance Basin of Colorado from WPX in exchange for, among other things, Incentive Distribution Units (as defined below).

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, the General Partner executed the Third Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”) providing for the preferences, powers, qualifications, limitations, restrictions and special or relative rights or privileges of the Incentive Distribution Units.

WHEREAS, the parties hereto desire to provide for limitations, restrictions and special or relative rights or privileges of the Incentive Distribution Units acquired by WPX in connection with Purchase Agreement (the “WPX Incentive Distribution Units”) in addition to those provided in the Partnership Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as set forth below.

ARTICLE I
DEFINITIONS; RULES OF CONSTRUCTION

1.1                               Definitions.

As used in this Agreement, the following terms shall have the meanings set forth below.

“Acquisition Value” means the cash consideration paid by the Partnership or any Group Member to WPX or, if applicable, to a third party, plus the fair market value of any non-cash consideration paid by the Partnership or any Group Member in connection with the consummation of any transaction by which the Partnership or any Group Member acquires oil and natural gas properties or rights therein or other properties or assets related thereto from, or jointly with, WPX or its controlled affiliates (through an asset acquisition, stock acquisition, merger, joint venture, joint acquisition or other form of investment).  For the avoidance of doubt, Acquisition Value shall not include value attributable to the vesting of any Incentive Distribution Units pursuant to this Agreement as a result of the consummation of any such transaction.

“Adjusted Operating Surplus” has the meaning set forth in the Partnership Agreement.

“Agreement” has the meaning set forth in the preamble.

“Annual Forfeiture Amount” has the meaning set forth in Section 2.1(b).

“Automatic Shelf Registration Statement” means a registration statement filed on Form S-3 (or successor form or other appropriate form under the Securities Act) by a WKSI pursuant to General Instruction I.D. (or other successor instruction) of such forms, respectively, which becomes effective automatically upon filing with the Commission.

“Board” means the board of directors of the General Partner.

“Business Day” has the meaning set forth in the Partnership Agreement.

“Change of Control” has the meaning set forth in the Partnership Agreement.

“Commission” means the U.S. Securities and Exchange Commission.

“Control,” including the correlative terms “Controlling,” “Controlled By” and “Under Common Control with” means possession, directly or indirectly (through one or more intermediaries), of the power to direct or cause the direction of management or policies, whether through ownership of equity interests, by contract or otherwise of a Person.

“Conversion Factor” means (i) for a First Tier Conversion, 1.2; (ii) for a Second Tier Conversion, 1.1; and (iii) for a Third Tier Conversion, 1.0.

“Conversion Units” means (a) any Units issued and outstanding as a result of any conversion of or on account of the WPX Incentive Distribution Units or (b) any Units issued or issuable directly or indirectly with respect to the Units referred to in clause (a) above by way of unit distribution or unit split or in connection with a combination of units, recapitalization, reclassification, merger, consolidation or other reorganization.

“Demand Exercise Notice” has the meaning set forth in Section 5.1(a).

“Demand Registration” has the meaning set forth in Section 5.1(a).

“Director” means a member of the Board.

“Disclosure Package” means, with respect to any offering of Securities, (i) the preliminary prospectus, (ii) each Free Writing Prospectus and (iii) all other information, in each case, that is deemed, under Rule 159 promulgated by the Commission under the Securities Act, to have been conveyed to purchasers of Securities at the time of sale of such Securities (including a contract of sale).

“Exchange Act” means the Securities Exchange Act of 1934 or any successor statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“First Tier Conversion” has the meaning set forth in Section 3.1(a).

“Free Writing Prospectus” means “free writing prospectus” as defined Rule 405 promulgated by the Commission under the Securities Act.

“General Partner” has the meaning set forth in the Preamble.

“Group Member” has the meaning set forth in the Partnership Agreement.

“Holder” means WPX and each IDR Holder or Unitholder to whom WPX or such other IDR Holder or Unitholder has validly assigned its rights under the Partnership Agreement and this Agreement in connection with a transfer of Incentive Distribution Units or Conversion Units, so long as such transferee holds such Incentive Distribution Units or Conversion Units.

“Holders’ Counsel” has the meaning set forth in Section 5.2(b).

“IDR Holder” has the meaning set forth in the Partnership Agreement.

“Incentive Distribution Units” has the meaning set forth in the Partnership Agreement.

“Initial Unvested Incentive Distribution Units” has the meaning set forth in Section 2.1(a).

“Initiating Holder(s)” has the meaning set forth in Section 5.1(a).

“Law” means any federal, state, county, local or foreign statute, law, ordinance, regulation, rule, code, order or rule of common law.

“National Securities Exchange” has the meaning set forth in the Partnership Agreement.

“Outstanding” has the meaning set forth in the Partnership Agreement.

“Partnership” has the meaning set forth in the Preamble

“Partnership Agreement” has the meaning set forth in the Preamble.

“Partnership Conversion Notice” has the meaning set forth in Section 3.1(a).

“Partnership Interest” has the meaning set forth in the Partnership Agreement.

“Participating Holders” means all Holders of Registrable Securities that are proposed to be included in any registration of Registrable Securities pursuant to Section 5.1.

“Permitted Transferee” has the meaning set forth in Section 4.1.

“Person” shall be construed as broadly as possible and shall include an individual person, a partnership (including a limited liability partnership), a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental authority.

“Prospectus” means the prospectus included in a Registration Statement, including any amendment or prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

“Purchase Agreement” means the Purchase and Sale Agreement dated [•], 2014 by and among WPX, WPX Energy Rocky Mountain, LLC, the General Partner, the Partnership and Legacy Reserves Operating LP.

“Quarter” has the meaning set forth in the Partnership Agreement.

“Registrable Securities” means any Conversion Units; provided that any Registrable Securities shall cease to be Registrable Securities with respect to a Holder when (i) they have been effectively registered under the Securities Act and they have been disposed of in accordance with the Registration Statement covering them, (ii) they are eligible to be sold or distributed by such Holder pursuant to Rule 144 in a single transaction without limitation, or (iii) they have ceased to be outstanding.

“Registration Expenses” has the meaning set forth in Section 5.3.

“Registration Statement” means any registration statement of the Partnership that covers an offering of any Registrable Securities, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Representative” of a Person shall be construed broadly and shall include such Person’s partners, members, officers, directors, managers, investment advisors, employees, agents, advisors, counsel, accountants and other representatives.

“Rule 144” means Rule 144 (including Rule 144(b)(1) and all other subdivisions thereof) promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar or successor rule then in force.

“Second Tier Conversion” has the meaning set forth in Section 3.1(a).

“Securities” means “securities” as defined in Section 2(a)(1) of the Securities Act and includes, with respect to any Person, the capital stock, limited partner interest, or other equity interests in such Person or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, the capital stock, limited partner interest or other equity or equity-linked interests in such Person, including phantom units and unit appreciation rights. Whenever a reference herein to Securities is referring to any derivative Securities, the rights of a Holder shall apply to such derivative Securities and all underlying Securities directly or indirectly issuable upon conversion, exchange or exercise of such derivative securities.

“Securities Act” means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Shelf Registration Statement” shall mean a registration statement of the Partnership filed with the Commission on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) covering the Registrable Securities, as applicable.

“Third Tier Conversion” has the meaning set forth in Section 3.1(a).

“Unit” has the meaning set forth in the Partnership Agreement.

“Unitholder” has the meaning set forth in the preamble.

“Vested Incentive Distribution Unit” has the meaning set forth in the Partnership Agreement.

“Vesting Period” has the periods between (i) the date hereof and the first anniversary of the date hereof, (ii) the first anniversary of the date hereof and second anniversary of the date hereof, and (iii) second anniversary of the date hereof and third anniversary of the date hereof, as the case may be, will each be referred to as a “Vesting Period”.

“WKSI” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

“WPX” has the meaning set forth in the Preamble.

“WPX Conversion Notice” has the meaning set forth in Section 3.2(a).

“WPX Incentive Distribution Units” has the meaning set forth in the Preamble.

1.2                               Rules of Construction.

The use in this Agreement of the term “including” means “including, without limitation.” The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular Section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to Sections, schedules and exhibits mean the Sections of this Agreement and the schedules and exhibits attached to this Agreement, except where otherwise stated. The title of and the Section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

ARTICLE II
VESTING

2.1                               Vesting and Forfeiture.

(a)                                 On the date hereof, 100,000 of the WPX Incentive Distribution Units will fully vest and become entitled to distributions and all other rights and privileges of Vested Incentive Distribution Units set forth herein and the Partnership Agreement.  The remaining 200,000 of the WPX Incentive Distribution Units (the “Initial Unvested Incentive Distribution Units”) will remain unvested until such Incentive Distribution Units vest or are forfeited, each as provided herein.  Any Initial Unvested Incentive Distribution Units which have not been forfeited as provided under Section 2.1(b) shall vest ratably at a rate of 10,000 Incentive Distribution Units per $35.5 million of additional Acquisition Value paid by the Partnership or any Group Member. Upon such vesting, such Incentive Distribution Units will become entitled to distributions and all other rights and privileges of Vested Incentive Distribution Units set forth herein and the Partnership Agreement

(b)                                 Except to the extent Incentive Distribution Units have previously vested pursuant to Section 2.1(a), and subject to Section 2.1(c), upon each of the next three anniversary dates of the date hereof, 66,666 (or on the third anniversary of date hereof, 66,668) of the Initial Unvested Incentive Distribution Units will be forfeited by WPX (the “Annual Forfeiture Amount”).

(c)                                  To the extent Initial Unvested Incentive Distribution Units vest during a Vesting Period in accordance with Section 2.1(a) in an amount in excess of the Annual Forfeiture Amount with respect to such Vesting Period, such excess will first be applied to reduce the Annual Forfeiture Amount with respect to the next Vesting Period by the amount of such excess and then, to the extent applicable, to reduce the Annual Forfeiture Amount with respect to the last Vesting Period.

(d)                                 All fractional Incentive Distribution Units resulting from vesting or forfeiture pursuant to Sections 2.1(a) and 2.1(b) shall be rounded to the nearest whole number to the extent available.

ARTICLE III
CONVERSION RIGHTS

3.1                               Partnership Conversion Rights Outside of a Change of Control.

(a)                                 Other than in connection with a Change of Control, in which case the conversion rights shall be governed by the Partnership Agreement, the Partnership may cause the conversion of all, but not less than all, of the Vested Incentive Distribution Units held by WPX and its Permitted Transferees by providing written notice to WPX (a “Partnership Conversion Notice”)

at any time after (i) the Partnership has made a distribution for each of the four full Quarters immediately preceding the delivery by the Partnership of the Partnership Conversion Notice with respect to each Unit, and the amount of the distribution with respect to each Unit for the full Quarter immediately preceding the delivery by the Partnership of the Partnership Conversion Notice is equal to at least $0.90 (a “First Tier Conversion”), $1.00 (a “Second Tier Conversion”), or $1.10 (a “Third Tier Conversion”), as applicable, and (ii) the amount of all distributions during each of the four full Quarters immediately preceding the delivery by the Partnership of the Partnership Conversion Notice did not exceed the Adjusted Operating Surplus for such Quarter.

(b)                                 Within 15 Business Days after delivery by the Partnership of a Partnership Conversion Notice, the Partnership shall issue to WPX and its Permitted Transferees, as applicable, a number of Units equal to the product of (i) the Conversion Factor and (ii) the quotient of (A) the aggregate amount of cash distributions made by the Partnership for the full Quarter immediately preceding delivery by the Partnership of the Partnership Conversion Notice in respect of the Vested Incentive Distribution Units held by WPX and its Permitted Transferees, as applicable, over (B) the cash distribution per Unit made by the Partnership for the full Quarter immediately preceding delivery by the Partnership of the Partnership Conversion Notice.

(c)                                  If the principal National Securities Exchange upon which the Units are then traded has not approved the listing or admission for trading of the Units issuable pursuant to Section 3.1(b) on or before the 30th calendar day following the Partnership’s delivery of the Partnership Conversion Notice and such approval is required by the rules and regulations of such National Securities Exchange, then the Partnership shall have the right to either rescind its election or elect to deliver other Partnership Interests having such terms as the General Partner and WPX may agree that will provide (i) the same economic value, in the aggregate, as the Units that would have otherwise been issued pursuant to Section 3.1(b) would have had at the time of the Partnership’s delivery of the Partnership Conversion Notice, and (ii) for the subsequent conversion (on terms acceptable to the National Securities Exchange upon which the Units are then traded) of such Partnership Interests into Units within not more than 12 months following the Partnership’s delivery of the Partnership Conversion Notice upon the satisfaction of one or more conditions.

(d)                                 Notwithstanding anything herein to the contrary, if the Partnership amends the Partnership Agreement to provide for monthly distributions for the Units, all reference figures based on quarterly distribution amounts shall be automatically adjusted to a monthly equivalent, and, if the Partnership makes a pro rata distribution of Units to all record holders of Units or makes a subdivision or combination of Units, any amounts calculated on a per Unit basis herein shall be proportionately adjusted.

(e)                                  Upon conversion of the Incentive Distribution Units in accordance with the terms hereof, such converted Incentive Distribution Units shall be deemed to be transferred to the Partnership in exchange for the Conversion Units and shall cease to be outstanding.

3.2                               WPX Conversion Rights Outside of a Change of Control.

(a)                                 Other than in connection with a Change of Control, in which case the conversion rights shall be governed by the Partnership Agreement, WPX shall have the right to elect to cause the conversion of all or a part of the Vested Incentive Distribution Units held by WPX and its Permitted Transferees by providing written notice to the Partnership (a “WPX Conversion Notice”) at any time, and from time to time, after the third anniversary of the date hereof.

(b)                                 Within 15 Business Days after delivery by WPX of a WPX Conversion Notice, the Partnership shall issue to WPX and its Permitted Transferees, as applicable, a number of Units equal to the quotient of (i) the average of the aggregate amount of cash distributions made by the Partnership for each of the two full Quarters immediately preceding delivery by WPX of the WPX Conversion Notice in respect of the applicable Vested Incentive Distribution Units held by WPX and its Permitted Transferees, over (ii) the average cash distribution per Unit made by the Partnership for each of the two full Quarters immediately preceding delivery by WPX of the WPX Conversion Notice.

(c)                                  If the principal National Securities Exchange upon which the Units are then traded has not approved the listing or admission for trading of the Units issuable pursuant to Section 3.2(b) on or before the 30th calendar day following WPX’s delivery of the WPX Conversion Notice and such approval is required by the rules and regulations of such National Securities Exchange, then WPX shall have the right either to rescind its election or to notify the Partnership that it has elected to receive other Partnership Interests, which Partnership Interests the General Partner shall use its reasonable best efforts to cause the Partnership to issue, having such terms as the Partnership and WPX may agree that will provide (i) the same economic value, in the aggregate, as the Units that would have otherwise been issued pursuant to Section 3.2(b) would have had at the time of WPX’s delivery of the WPX Conversion Notice, and (ii) for the subsequent conversion (on terms acceptable to the National Securities Exchange upon which the Units are then traded) of such Partnership Interests into Units within not more than 12 months following WPX’s delivery of the WPX Conversion Notice upon the satisfaction of one or more conditions.

(d)                                 Upon conversion of the Incentive Distribution Units in accordance with the terms hereof, such converted Incentive Distribution Units shall be deemed to be transferred to the Partnership in exchange for the Conversion Units and shall cease to be Outstanding.

ARTICLE IV
TRANSFER

4.1                               Transfer Restrictions.

Unless otherwise approved by the General Partner, vested and unvested WPX Incentive Distribution Units will only be transferable to, and may only be held by, controlled affiliates of WPX (a “Permitted Transferee”).  If any other person has or acquires any ownership interest in any WPX Incentive Distribution Units, such Incentive Distribution Units shall automatically be forfeited. Unless otherwise approved by the General Partner, upon any Permitted Transferee ceasing to be a Permitted Transferee, the WPX Incentive Distribution Units held by such person shall be automatically forfeited unless transferred to WPX or another Permitted Transferee.  For the avoidance of doubt, Conversion Units will be freely transferable at any time, subject to applicable securities laws and any transfer restrictions set forth in the Partnership Agreement.

ARTICLE V
REGISTRATION RIGHTS

5.1                               Required Registration.

(a)                                 If the Partnership shall receive from a Holder of Registrable Securities (the “Initiating Holder(s)”) a written request that the Partnership file a registration statement with respect to the Holders’ Registrable Securities (“Demand Registration”), then the Partnership shall, within five (5) days of the receipt thereof, give written notice of such request to all other Unitholders (a “Demand Exercise Notice”) if any, and subject to the limitations of this Section 5.1, use its commercially reasonable efforts to effect, as soon as reasonably practicable, the registration under the Securities Act of the sale of all Registrable Securities that the Holders request to be registered. Notwithstanding anything to the contrary in this Agreement, the Initiating Holders may request that the Partnership register the sale of such Registrable Securities on an appropriate form, including a Shelf Registration Statement (so long as the Partnership is eligible to use Form S-3) and, if the Partnership is a WKSI, an Automatic Shelf Registration Statement. The Partnership shall not be obligated to take any action to effect any such registration:

(i)                                     after it has effected two (2) such registrations pursuant to this Section 5.1, and such registrations have been declared or ordered effective;

(ii)                                  within three (3) months of a registration pursuant to this Section 5.1 that has been declared or ordered effective;

(iii)                               during the period starting with the date sixty (60) days prior to its good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Partnership-initiated registration (other than a registration relating solely to the sale of securities to employees of the General Partner pursuant to a unit option, unit purchase or similar plan or to a Commission Rule 145 transaction), provided that the Partnership is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(iv)                              if the General Partner shall furnish to the Initiating Holders a certificate signed by the Chief Executive Officer or Chief Financial Officer of the General Partner stating that in the good faith judgment of the Board of the General Partner it would be seriously detrimental to the Partnership and its equity holders for such registration statement to be filed at the time filing would be required and it is therefore essential to defer the filing of such registration statement, the General Partner shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders, provided that the General Partner shall not defer its obligation in this manner more than once in any twelve (12) month period.

(b)                                 The Partnership shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holders and (y) the Registrable Securities of any other Holder of Registrable Securities, in each case that have made a written request to the Partnership for inclusion in such registration pursuant to Section 5.1 (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Participating Holder) within thirty (30) days after the receipt of the Demand Exercise Notice (or fifteen (15) days if, at the request of the Initiating Holders, the Partnership states in such written notice or gives telephonic notice to all Holders, with written confirmation to follow promptly thereafter, that such registration will be on a Form S-3).

(c)                                  At any time before the registration statement covering such Registrable Securities becomes effective, WPX may request the Partnership to withdraw or not to file the registration statement. In that event, unless such request of withdrawal was caused by, or made in response to, in each case as determined by WPX, as the case may be, in good faith (i) a material adverse effect or a similar event related to the business, properties, condition, or operations of the Partnership not known (without imputing the knowledge of any other Person to such holders) by WPX at the time its request was made, or other material facts not known to WPX at the time its request was made, or (ii) a material adverse change in the financial markets, WPX shall be deemed to have used one of its registration rights under Section 5.1(a); provided, however, that such withdrawn registration shall not count as a requested registration pursuant to Section 5.1(a) if the Partnership shall have been reimbursed for all out-of-pocket expenses incurred by the Partnership in connection with such withdrawn registration.

(d)                                 To the extent an automatic shelf registration statement has been filed under Section 5.1, the Partnership shall use commercially reasonable efforts to remain a WKSI and not become an ineligible issuer with respect to a sale of the Units by a Holder (as defined in Rule 405 under the Securities Act) during the period during which such automatic shelf registration statement is required to remain effective. If the automatic shelf registration statement has been outstanding for at least three years, at the end of the third year the Partnership shall refile a new automatic shelf registration statement covering the Registrable Securities that remain unsold. If at any time when the Partnership is required to re-evaluate its WKSI status, the Partnership determines that it is not a WKSI, the Partnership shall use commercially reasonable efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

(e)                                  If, after it has become effective, (i) such registration statement has not been kept continuously effective for a period of at least 180 days (or such shorter period which will terminate when all the Registrable Securities covered by such registration statement have been sold pursuant thereto), or (ii) such registration requested pursuant to Section 5.1(a) becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, such registration shall not count as a requested registration pursuant to Section 5.1(a).

5.2                               Preparation and Filing.

If and whenever the Partnership is under an obligation pursuant to the provisions of this Agreement to effect the registration of an offering and sale of any Registrable Securities, the Partnership shall, as expeditiously as practicable:

(a)                                 use its commercially reasonable efforts to cause a Registration Statement that registers such offering of Registrable Securities to contain a “Plan of Distribution” that permits the distribution of Securities pursuant to all means in compliance with Law, and to cause such Registration Statement to become and remain effective pursuant to the terms of this Agreement for a period of 180 days or until all of such Registrable Securities have been disposed of (if earlier);

(b)                                 furnish, at least five (5) Business Days before filing a Registration Statement that registers such Registrable Securities, a Prospectus relating thereto, or, with respect to an effective Shelf Registration Statement, a prospectus supplement to the Prospectus included in such Shelf Registration Statement, and any amendments or supplements relating to such Registration Statement or Prospectus, other than any annual, quarterly or current reports filed by the Partnership pursuant to  Section 13(a) or 15(d) of the Securities Act, to one counsel selected by WPX for the benefit of the Holders whose Registrable Securities are to be covered by such Registration Statement (the “Holders’ Counsel”), copies of all such documents proposed to be filed (it being understood that such 5 Business Day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances), and shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Holders whose Registrable Securities are to be covered by such Registration Statement may reasonably propose;

(c)                                  prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of at least 180 days or until all of such Registrable Securities have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the offering and sale or other disposition of such Registrable Securities;

(d)                                 notify the Holders’ Counsel promptly in writing of (i) any comments by the Commission with respect to such Registration Statement or Prospectus, or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto; (ii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto or the initiation of any proceedings for that purpose; and (iii) the receipt by the Partnership of any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

(e)                                  use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of

Registrable Securities reasonably requests and do any and all other acts and things that may reasonably be necessary or advisable to enable such seller of Registrable Securities to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller pursuant to the Registration Statement; provided, however, that the Partnership shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.2(e), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 5.2(e), or (iii) file a general consent to service of process in any such jurisdiction;

(f)                                   use its commercially reasonable efforts to cause such offering and sale of Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Partnership to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities pursuant to the Registration Statement;

(g)                                  notify on a timely basis each seller of such Registrable Securities at any time when a Prospectus relating to such Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(h)                                 provide a transfer agent and registrar (which may be the same Person and which may be the Partnership) for such Registrable Securities;

(i)                                     list such Registrable Securities on any national securities exchange on which any Units are then listed;

(j)                                    use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than eighteen (18) months after the effective date, earnings statements (which need not be audited) covering a period of twelve (12) months beginning within three (3) months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k)                                 not take any direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Partnership, the Partnership will take such action as is necessary to make any such prohibition inapplicable; and

(l)                                     use its commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

5.3                               Expenses.

Except as expressly provided otherwise, all expenses incident to the Partnership’s performance of or compliance with Section 5.1 including, without limitation, (a) all registration and filing fees, and any other fees and expenses associated with filings required to be made with any stock exchange, the Commission and FINRA; (b) all fees and expenses of compliance with state securities or “blue sky” laws (including fees and disbursements of counsel for the underwriters or Holders in connection with “blue sky” qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters may designate); (c) all printing and related messenger and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), all fees and disbursements of counsel for the Partnership and of all independent certified public accountants of the issuer; (d) Securities Act liability insurance if the Partnership so desires; (e) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange; (f) all fees and disbursements of underwriters customarily paid by the issuer or sellers of securities, excluding underwriting fees, commissions, discounts and allowances, if any, and fees and disbursements of counsel to underwriters (other than such fees and disbursements incurred in connection with any registration or qualification of Registrable Securities under the securities or “blue sky” laws of any state); and (g) fees and expenses of other Persons retained by the Partnership (all such expenses being herein called “Registration Expenses”), will be borne by the Partnership, regardless of whether the Registration Statement becomes effective. In addition, the Partnership will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Partnership.

5.4                               Indemnification.

(a)                                 In connection with any registration of any offering and sale of Registrable Securities under the Securities Act pursuant to this Agreement, the Partnership shall indemnify and hold harmless the seller of such Registrable Securities, each underwriter, broker or any other Person acting on behalf of such seller, each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and each Representative of any of the foregoing Persons, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing Persons may become subject, whether commenced or threatened, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Registrable Securities were registered, any preliminary Prospectus or final Prospectus contained therein, any offering circular, offering memorandum or Disclosure Package, or any amendment or supplement thereto, or any document incident to registration or qualification of any offering and sale of any Registrable Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein in the light of the circumstances under which they were made not misleading, and the Partnership shall promptly reimburse such seller, underwriter, broker, controlling Person or Representative for any legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Partnership shall be liable to any such Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, preliminary Prospectus, amendment thereto, or any document incident to registration or qualification of any Registrable Securities in reliance upon and in conformity with written information furnished in writing to the Partnership by such Person, or a Person duly acting on their behalf, specifically for use in the preparation thereof; provided, further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement or allegedly untrue statement in, or omission or alleged omission made in any Prospectus but eliminated or remedied in the final Prospectus (filed pursuant to Rule 424 of the Securities Act) or any amendment or supplement thereof, such indemnity agreement shall not inure to the benefit of any indemnified party from whom the Person asserting any loss, claim, damage, liability or expense purchased the Registrable Securities which are the subject thereof, if a copy of such final Prospectus, amendment or supplement had been timely made available to such indemnified person and such final Prospectus, amendment or supplement was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Securities to such Person.

(b)                                 In connection with any registration of an offering and sale of Registrable Securities under the Securities Act pursuant to this Agreement, each seller of Registrable Securities severally, and not jointly, shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.4(a)) the Partnership, their Directors and officers, each underwriter or broker involved in such offering, each other seller of Registrable Securities under such Registration Statement, each Person who controls any of the foregoing Persons within the meaning of the Securities Act and any Representative of the foregoing Persons with respect to any untrue statement or allegedly untrue statement in or omission or alleged omission from such Registration Statement, any preliminary Prospectus, final Prospectus or Free Writing Prospectus contained therein, any amendment or supplement thereto or any document incident to registration or qualification of any such offering and sale of Registrable Securities, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Partnership, or such underwriter by such seller or a Person duly acting on such seller’s behalf specifically for use in connection with the preparation of such Registration Statement, preliminary Prospectus, final Prospectus, Free Writing Prospectus, amendment or supplement; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the proceeds (net of underwriting discounts and commissions) actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.

(c)                                  Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 5.4, such indemnified party will, if a claim in respect thereof is not made against an indemnifying party, give written notice to the latter of the commencement of such action (provided, however, that an indemnified party’s failure to give such notice in a timely manner shall only relieve the indemnification obligations of an indemnifying party to the extent such indemnifying party is materially prejudiced by such failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded (based upon the written advice of counsel) that there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or in conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 5.4, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any one lead counsel (plus appropriate special and local counsel) retained by the indemnified party that are reasonably related to the matters covered by the indemnity agreement provided in this Section 5.4; provided, further, that, if there is more than one indemnified party, then the indemnifying party shall only be required to reimburse the expenses for the lead counsel (plus appropriate special and local counsel) approved in writing by the indemnified party or parties (as applicable) holding a majority of the Registrable Securities held by all indemnified parties.

(d)                                 If the indemnification provided for in this Section 5.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or liability referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations; provided, however, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraud shall be entitled to indemnification or contribution hereunder.

(e)                                  The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and will survive the transfer of Registrable Securities.

5.5                               Information by Holder.

Each Holder of Registrable Securities to be included in any registration shall furnish to the Partnership such written information regarding such holder and the distribution proposed by such Holder as the Partnership may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.  Each Holder of Registrable Securities shall as expeditiously as possible, notify the Partnership of the occurrence of any event concerning such Holder as a result of which the Prospectus relating to such registration contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

5.6                               Exchange Act Compliance.

From and after the date a registration statement is filed by the Partnership pursuant to the Exchange Act relating to the Partnership’s Securities and shall have become effective, the Partnership shall comply with all of the reporting requirements of the Exchange Act (whether or not it shall be required to do so) and shall comply with all other public information reporting requirements of the Commission that are conditions to the availability of Rule 144 for the sale of the Conversion Units. The Partnership shall cooperate with each Holder in supplying such information as may be necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

5.7                               Suspension.

Anything contained in this Agreement to the contrary notwithstanding, if after any Registration Statement to which rights hereunder apply becomes effective (and prior to completion of any sales thereunder), the Board determines in good faith that the failure of the Partnership to (i) suspend sales of Securities under the Registration Statement or (ii) amend or supplement the Registration Statement, would have a material adverse effect on the Partnership, the Partnership shall so notify each Holder participating in such registration and each Holder shall suspend any further sales under such Registration Statement until the Partnership advises the Holder that the Registration Statement has been amended or that conditions no longer exit that would require such suspension, provided that the Partnership may impose any such suspension for no more than 90 days and no more than two times during any twelve-month period. The Partnership may (but shall not be obligated to) withdraw the effectiveness of any registration statement subject to this provision.

ARTICLE VI
LEGEND

6.1                               Legend

Each certificate or instrument representing the WPX Incentive Distribution Units shall  be stamped or otherwise imprinted with a legend that imposes the vesting and transfer restrictions set forth in ARTICLE II and ARTICLE IV herein, respectively, in addition to any legend required by the Partnership Agreement.

6.2                               Removal of Legend.

In connection with a sale of the Conversion Units by a Holder in reliance on Rule 144, the Holder or its broker shall deliver to the transfer agent and the Partnership a broker representation letter providing to the transfer agent and the Partnership any information the Partnership reasonably deems necessary to determine that the sale of the Conversion Units is made in compliance with Rule 144, including, as may be appropriate, a certification that the Holder is not an affiliate (as such term is defined in Rule 144) of the Partnership and regarding the length of time the Conversion Units have been held as determined under Rule 144 (including any “tacking” with respect to periods of ownership of the related Incentive Distribution Units). Upon receipt of such representation letter, the Partnership shall promptly direct its transfer agent to credit such units to book-entry accounts maintained by the transfer agent without a restrictive legend, other than the legend set forth in Exhibit A to the Partnership Agreement, and the Partnership shall bear all costs associated therewith. After WPX or its Permitted Transferee have held the Conversion Units for six months as determined under Rule 144 (including any “tacking” with respect to periods of ownership of the related Incentive Distribution Units), the Partnership agrees, upon request of WPX or Permitted Transferee, to take all steps necessary to promptly effect the removal of any restrictive legend, other than the legend set forth in Exhibit A to the Partnership Agreement, and the Partnership shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as WPX or its Permitted Transferee provide to the Partnership any information the Partnership reasonably deems necessary to determine that a restrictive legend is no longer required under the Securities Act or applicable state laws, including a certification that the Holder is not, and has not been for the preceding 90 days, an affiliate (as such term is defined in Rule 144) of the Partnership (and a covenant to inform the Partnership if it should thereafter become an affiliate (as such term is defined in Rule 144) and to consent to exchange its units for units bearing an appropriate restrictive legend) and regarding the length of time the Conversion Units have been held (including any “tacking” with respect to periods of ownership of the related Incentive Distribution Units).

ARTICLE VII
MISCELLANEOUS

7.1                               Amendment.

Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Partnership and (b) WPX, for so long as it holds WPX Incentive Distribution Units or Conversion Units. Any amendment or waiver effected in accordance with this Section 7.1 shall be binding upon each party. Any waiver of any breach or default by any other party of any of the terms of this Agreement effected in accordance with this Section 7.1 shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived. No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by any party to assert its or his or her rights hereunder on any occasion or series of occasions.

7.2                               Successors and Assigns.

WPX may assign its rights in this Agreement to its Permitted Transferees without the General Partner’s consent. Any assignment shall be conditioned upon prior written notice to the Partnership or identifying the name and address of such assignee and any other material information as to the identity of such Assignee as may be reasonably requested, and Annex A hereto shall be updated to reflect such assignment. Notwithstanding anything to the contrary contained in this Section 7.2, any Holder may elect to transfer all or a portion of its Conversion Units to any third party (to the extent such transfer is otherwise permissible) without assigning its rights hereunder with respect thereto, provided that in any such event all rights under this Agreement with respect to the Conversion Units so transferred shall cease and terminate and Annex A hereto shall be updated to reflect any appropriate update thereto.

7.3                               Limitations on Subsequent Registration Rights.

The Partnership may, without the prior written consent of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Partnership which provides such holder or prospective holder of securities of the Partnership registration rights that do not conflict with the rights granted to the Holders hereby.

7.4                               Severability.

It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

7.5                               Entire Agreement.

This Agreement, the Purchase Agreement and the Partnership Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede and preempt any and all prior and contemporaneous understandings, agreements, arrangements or representations by or among the parties, written or oral, which may relate to the subject matter hereof or thereof in any way.

7.6                               Independence of Agreements and Covenants.

All agreements and covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain agreement or covenant, the fact that such action or condition is permitted by another agreement or covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such initial agreement or covenant.

7.7                               Counterparts; Facsimile Signatures; Validity.

This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other party, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

7.8                               Remedies.

(a)                                 Each Holder shall have all rights and remedies reserved for such Holder pursuant to this Agreement and all rights and remedies which such Holder has been granted at any time under any other agreement or contract and all of the rights which such Holder has under any law or equity. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

(b)                                 It is acknowledged that it will be impossible to measure in money the damages that would be suffered by any party hereto if any other party hereto fails to comply with any of the obligations imposed on it upon them in this Agreement and that in the event of any such failure, the aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such aggrieved party shall, therefore, be entitled to equitable relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

7.9                               Notices.

All notices or other communications pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, telecopied, sent by nationally recognized overnight courier or mailed by registered or certified mail with postage prepaid, return receipt requested, to the parties hereto at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)                                 if to the Partnership:

Legacy Reserves LP

303 W. Wall Street, Suite 1800

Midland, TX, 79701

Attention: Dan G. Leroy

Fax: 432-689-5299

with a copy to:

Andrews Kurth LLP

600 Travis St. Suite 4200

Houston, Texas 77002

Attention:  George J. Vlahakos

Fax: 713-238-7121

(b)                                 if to WPX:

[WPX Energy, Inc.]

One Williams Center

Tulsa, Oklahoma 74172-0172

Attention: [•]

Fax: [•]

with a copy to:

Baker Botts L.L.P.

910 Louisiana St.

Houston, Texas 77002

Attention: [•]

Fax: [•]

(c)                                  if to any Holder, to it at its address set forth on Annex A attached hereto; or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been given and received (a) when delivered, if personally delivered; (b) when sent, if sent by telecopy on a Business Day (or, if not sent on a Business Day, on the next Business Day after the date sent by telecopy); (c) on the next Business Day after dispatch, if sent by nationally recognized overnight courier guaranteeing next Business Day delivery; and (d) on the fifth Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail.

7.10                        Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. EACH PARTY AGREES AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR, FOR THE PURPOSES OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING RELATING HERETO, THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR

PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURTS. EACH PARTY IRREVOCABLY CONSENTS TO PERSONAL JURISDICTION, SERVICE AND VENUE IN ANY SUCH COURT.

7.11                        Waiver of Jury Trial.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND THAT MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE OTHER PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED OR HAD THE OPPORTUNITY TO REVIEW THIS WAIVER WITH ITS RESPECTIVE LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

7.12                        Further Assurances.

Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby or thereby.

7.13                        Third Party Reliance.

(a)                                 Anything contained herein to the contrary notwithstanding, the covenants of the Partnership contained in this Agreement (a) are being given by the Partnership as an inducement to WPX to enter into this Agreement (and the Partnership acknowledges that WPX has expressly relied thereon) and (b) are solely for the benefit of the Holders. Accordingly, no third party (including, without limitation, any holder of capital stock of the Partnership) or anyone acting on behalf of any thereof other than the Holders, shall be a third party or other beneficiary of such covenants and no such third party shall have any rights of contribution against the Holders or the Partnership with respect to such covenants or any matter subject to or resulting in indemnification under this Agreement or otherwise.

(b)                                 None of the provisions hereof shall create, or be construed or deemed to create, any right to employment in favor of any Person by the Partnership.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this IDR Holders Agreement as of the date set forth above.

LEGACY RESERVES LP

By:	Legacy Reserves GP, LLC, its general partner

By:
Name:	James D. Westcott
Title:	Executive Vice President and Chief Financial Officer

Solely for the purpose of agreeing to be bound by the terms of Section 3.2(c) and those other Sections of this Agreement necessary to interpret and enforce Section 3.2(c):

LEGACY RESERVES GP, LLC

By:
Name:	James D. Westcott
Title:	Executive Vice President and Chief Financial Officer

Signature Page to IDR Holders Agreement

[WPX ENERGY, INC.]

By:
Name:
Title:

Signature Page to IDR Holders Agreement

Annex A

Permitted Assignees

Name	Address